UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 24, 2015

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street, Southern Pines, North Carolina	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Bancorp

INDEX

Page

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Election of Principal Officers; Compensatory Arrangements of Certain Officers	3

Item 9.01 – Financial Statements and Exhibits	4

Signatures	4

Exhibit 10(a) Annual Incentive Plan	Exhibit

2

 Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Election of Principal Officers; Compensatory Arrangements of Certain Officers

(e) On February 24, 2015, the Compensation Committee of First Bancorp (the “Registrant”) approved a restated annual incentive plan (the “AIP”). The AIP is a performance-based incentive plan that includes specified employees of the Registrant, including executive officers. The AIP provides for annual incentive awards that pay additional compensation to participants based upon the attainment of various corporate performance goals, which are established each year by the Compensation Committee. Such additional compensation may be paid in cash or in restricted stock, as determined by the Compensation Committee. The restated AIP adds clarity regarding circumstances such as death, disability, and employee transfers. In addition, the restated AIP includes clawback provisions.

A copy of the restated AIP is included as Exhibit 10(a) to this report.

Also, on February 24, 2015, the Compensation Committee granted restricted shares of the Registrant’s common stock to eleven members of senior management with a value of either 15% or 20% of the officer’s 2015 annual salary based on average closing price for the twenty trading days ending on February 24, 2015. Each of the Registrant’s current executive officers was granted shares valued at 20% of the officer’s 2015 annual salary. Each officer’s shares vest in three equal increments on December 31, 2015, December 31, 2016 and December 31, 2017.

Based on the above described methodology, each of the Registrant’s executive officers was granted the following number of restricted shares of the Registrant’s common stock:

Richard H. Moore – 6,115 shares

Michael G. Mayer – 4,659 shares

Eric P. Credle – 3,785 shares

Edward F. Soccorso – 3,785 shares

Subject to annual review, it is the intent of the Compensation Committee to make similar grants in future years.

3

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The Registrant’s Annual Incentive Plan is filed as Exhibit 10(a) to this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Bancorp

March 2, 2015	By:	/s/ Richard H. Moore
Richard H. Moore
President and Chief Executive Officer

4

Exhibit Index

Exhibit	Description
Number	of Exhibit

10(a)	Annual Incentive Plan

5